                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: November 15, 2000
---------------------------------
(Date of earliest event reported)


                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-C OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                        333-82763                          33-0479655
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
        Incorporation)



                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013



ITEM 5. OTHER EVENTS

        On November 15, 2000, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of November 15, 2000 (the "Purchase Agreement"), pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On November 15, 2000, Nissan Auto Receivables 2000-C Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of August 24, 2000, as amended by the Amended and Restated Trust Agreement, dated as of November 15, 2000 (the "Amended and Restated Trust Agreement"), by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of November 15, 2000 (the "Sale and Servicing Agreement"), with NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on November 15, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of November 15, 2000 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). Also on November 15, 2000, the Trust, NARC, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of November 15, 2000 (the "Yield Supplement Agreement"), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on November 15, 2000, the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee entered into that certain Administration Agreement,

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dated as of November 15, 2000, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $698,500,000, were sold to Chase Securities Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 7, 2000, by and among NARC, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

        Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit
4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (a) Not applicable.

                (b) Not applicable.

                (c) Exhibits

                The exhibit number corresponds with Item 601(a) of Regulation
S-K.

                Exhibit No.                Description
                -----------                -----------
                Exhibit 4.1                Sale and Servicing Agreement,
                                           dated as of November 15, 2000, by
                                           and among the Trust, as issuer,
                                           NARC, as seller, and NMAC, as
                                           servicer.

                Exhibit 4.2                Indenture, dated as of November
                                           15, 2000, by and between the
                                           Trust, as issuer, and the
                                           Indenture Trustee.

                Exhibit 4.3                Purchase Agreement, dated as of
                                           November 15, 2000, by and between
                                           NARC, as purchaser, and NMAC, as
                                           seller.

                Exhibit 4.4                Amended and Restated Trust
                                           Agreement, dated as of November
                                           15, 2000, by and between NARC, as
                                           depositor, and Wilmington Trust
                                           Company, as Owner Trustee.

                Exhibit 4.5                Administration Agreement, dated as
                                           of November 15, 2000, by and among
                                           the Trust, as issuer, NMAC, as
                                           administrator, and the Indenture
                                           Trustee.

                Exhibit 4.6                Yield Supplement Agreement, dated
                                           as of November 15, 2000, by and
                                           among the Trust, NARC, as seller,
                                           NMAC, as servicer, and the
                                           Indenture Trustee.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       NISSAN AUTO RECEIVABLES CORPORATION


                                       By: /s/ Joji Tagawa
                                           -------------------------------------
                                       Name: Joji Tagawa

                                       Title: Treasurer

Date: November 28, 2000

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

         Exhibit No.                        Description
         -----------                        -----------
         Exhibit 4.1                        Sale and Servicing Agreement,
                                            dated as of November 15, 2000, by
                                            and among the Trust, as issuer,
                                            NARC, as seller, and NMAC, as
                                            servicer.

         Exhibit 4.2                        Indenture, dated as of November
                                            15, 2000, by and between the
                                            Trust, as issuer, and the
                                            Indenture Trustee.

         Exhibit 4.3                        Purchase Agreement, dated as of
                                            November 15, 2000, by and between
                                            NARC, as purchaser, and NMAC, as
                                            seller.

         Exhibit 4.4                        Amended and Restated Trust
                                            Agreement, dated as of November
                                            15, 2000, by and between NARC, as
                                            depositor, and Wilmington Trust
                                            Company, as Owner Trustee.

         Exhibit 4.5                        Administration Agreement, dated as
                                            of November 15, 2000, by and among
                                            the Trust, as issuer, NMAC, as
                                            administrator, and the Indenture
                                            Trustee.

         Exhibit 4.6                        Yield Supplement Agreement, dated
                                            as of November 15, 2000, by and
                                            among the Trust, NARC, as seller,
                                            NMAC, as servicer, and the
                                            Indenture Trustee.